Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

NOTE 8.  Income Taxes

Income Before Income Taxes

(Millions)	2010	2009	2008
United States	$2,778	$2,338	$2,251
International	2,977	2,294	2,857
Total	$5,755	$4,632	$5,108

Provision for Income Taxes

(Millions)	2010	2009	2008
Currently payable
Federal	$837	$88	$882
State	73	13	14
International	796	586	820
Deferred
Federal	55	489	(168)
State	43	56	34
International	(212)	156	6
Total	$1,592	$1,388	$1,588

Components of Deferred Tax Assets and Liabilities

(Millions)	2010	2009
Deferred tax assets:
Accruals not currently deductible
Employee benefit costs	$99	$168
Product and other claims	148	160
Miscellaneous accruals	175	180
Pension costs	724	852
Stock-based compensation	501	473
Net operating/capital loss carryforwards	437	59
Foreign tax credits	281	286
Other - net	46	—
Gross deferred tax assets	2,411	2,178
Valuation allowance	(128)	(23)
Total deferred tax assets	$2,283	$2,155

Deferred tax liabilities:
Product and other insurance receivables	$(59)	$(80)
Accelerated depreciation	(695)	(571)
Intangible amortization	(823)	(662)
Other - net	—	(5)
Total deferred tax liabilities	(1,577)	(1,318)

Net deferred tax assets	$706	$837

The net deferred tax assets are included as components of Other Current Assets, Other Assets, Other Current Liabilities, and Other Liabilities within the Consolidated Balance Sheet. See Note 5 “Supplemental Balance Sheet Information” for further details.

Reconciliation of Effective Income Tax Rate

	2010	2009	2008
Statutory U.S. tax rate	35.0%	35.0%	35.0%
State income taxes — net of federal benefit	1.2	1.0	0.8
International income taxes — net	(7.1)	(5.3)	(4.1)
U.S. research and development credit	(0.2)	(0.3)	(0.5)
Reserves for tax contingencies	(0.5)	0.8	0.8
Restructuring actions	—	—	0.4
Medicare Modernization Act	1.0	(0.2)	(0.2)
Domestic Manufacturer’s deduction	(1.4)	(0.5)	(0.8)
All other — net	(0.3)	(0.5)	(0.3)
Effective worldwide tax rate	27.7%	30.0%	31.1%

Under a Federal program (Medicare Modernization Act) that was established to encourage companies to provide retiree prescription drug coverage, many companies, including 3M, received a tax-advantaged subsidy. The tax advantage of the subsidy was eliminated by the Patient Protection and Affordable Care Act (H.R. 3590), including modifications included in the Health Care and Education Reconciliation Act of 2010 (collectively, the “Act’), which were enacted in March 2010. Although the elimination of this tax advantage does not take effect until 2013 under the Act, 3M was required to recognize the full accounting impact in its financial statements in the period in which the Act was signed. Because future anticipated retiree health care liabilities and related tax subsidies are already reflected in 3M’s financial statements, the change in law resulted in a reduction of the value of the company’s deferred tax asset related to the subsidy. This reduction in value resulted in a one-time non-cash income tax charge to 3M’s earnings in 2010 of approximately $84 million, or 12 cents per diluted share.

While the preceding item increased the effective tax rate, the most significant item that decreased the effective tax rate in both 2010 and 2009 related to international taxes. In 2010, this was due primarily to the 2010 tax benefits of net operating losses partially offset by a valuation allowance resulting from the corporate alignment transactions that allowed the Company to increase its ownership of a foreign subsidiary. The transactions are described in the section of Note 6 entitled “Purchase of Subsidiary Shares and Transfers of Ownership Interest Involving Non-Wholly Owned Subsidiaries”. Adjustments to income tax reserves and the Domestic Manufacturer’s deduction also benefited year-on-year effective tax rates.

As of December 31, 2010, the Company had tax effected federal, state, and international operating loss carryovers of approximately $15 million, $13 million, and $409 million (before valuation allowances). The federal operating loss carryovers will expire after twenty years, the state after five to ten years, and the majority of international after seven years with the remaining international expiring in one year or with an indefinite carryover period. The Company has provided a $128 million valuation allowance against certain of these deferred tax assets based on management’s determination that it is more-likely-than-not that the tax benefits related to these assets will not be realized.

The Company files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2002.

The IRS completed its field examination of the Company’s U.S. federal income tax returns for the years 2005 through 2007 in the fourth quarter of 2009. The Company protested certain IRS positions within these tax years and entered into the administrative appeals process with the IRS during the first quarter of 2010. During the first quarter of 2010, the IRS completed its field examination of the Company’s U.S. federal income tax return for the 2008 year. The Company protested certain IRS positions for 2008 and entered into the administrative appeals process with the IRS during the second quarter of 2010. Currently, the Company is under examination by the IRS for its U.S. federal income tax returns for the years 2009 and 2010. It is anticipated that the IRS will complete its examination of the Company for 2009 by the end of the first quarter of 2011, and for 2010 by the end of the first quarter of 2012. As of December 31, 2010, the IRS has not proposed any significant adjustments to the Company’s tax positions for which the Company is not adequately reserved.

During the first quarter of 2010, the Company paid the agreed upon assessments for the 2005 tax year. During the second quarter of 2010, the Company paid the agreed upon assessments for the 2008 tax year. Payments relating to other proposed assessments arising from the 2005 through 2010 examinations may not be made until a final agreement is reached between the Company and the IRS on such assessments or upon a final resolution resulting from the administrative appeals process or judicial action. In addition to the U.S. federal examination, there is also limited audit activity in several U.S. state and foreign jurisdictions.

3M anticipates changes to the Company’s uncertain tax positions due to the closing of the various audit years mentioned above. Currently, the Company is not able to reasonably estimate the amount by which the liability for unrecognized tax benefits will increase or decrease during the next 12 months as a result of the ongoing income tax authority examinations.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits (UTB) is as follows:

Federal, State and Foreign Tax

(Millions)	2010	2009	2008
Gross UTB Balance at January 1	$618	$557	$680

Additions based on tax positions related to the current year	128	121	126
Additions for tax positions of prior years	142	164	98
Reductions for tax positions of prior years	(161)	(177)	(180)
Settlements	(51)	—	(101)
Reductions due to lapse of applicable statute of limitations	(54)	(47)	(66)

Gross UTB Balance at December 31	$622	$618	$557

Net UTB impacting the effective tax rate at December 31	$394	$425	$334

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate by $394 million as of December 31, 2010, $425 million as of December 31, 2009, and $334 million as of December 31, 2008. The ending net UTB results from adjusting the gross balance for items such as Federal, State, and non-U.S. deferred items, interest and penalties, and deductible taxes. The net UTB is included as components of Other Current Assets, Other Assets, and Other Liabilities within the Consolidated Balance Sheet.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. The Company recognized in the consolidated statement of income on a gross basis approximately $9 million of benefit, $6 million of expense, and $8 million of expense in 2010, 2009, and 2008, respectively. At December 31, 2010 and December 31, 2009, accrued interest and penalties in the consolidated balance sheet on a gross basis were $52 million and $53 million, respectively. Included in these interest and penalty amounts are interest and penalties related to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

During 2010, the Company contributed $556 million to its U.S. and international pension plans and $62 million to its postretirement plans. During 2009, the Company contributed $1.259 billion to its U.S. and international pension plans and $133 million to its postretirement plans. Of this amount, $600 million was contributed in shares of the Company’s common stock to the Company’s principal U.S. qualified pension plan. During 2008, the Company contributed $421 million to its U.S. and international pension plans and $53 million to its postretirement plans. The current income tax provision includes a benefit for the pension contributions; the deferred tax provision includes a cost for the related temporary difference.

As a result of certain employment commitments and capital investments made by 3M, income from manufacturing activities in China, Taiwan, Brazil, Korea, and Singapore is subject to reduced tax rates or, in some cases, is exempt from tax for years through 2010, 2011, 2013, 2014, and 2023, respectively. The income tax benefits attributable to the tax status of these subsidiaries are estimated to be $69 million (10 cents per diluted share) in 2010, $50 million (7 cents per diluted share) in 2009, and $44 million (6 cents per diluted share) in 2008.

The Company has not provided deferred taxes on unremitted earnings attributable to international companies that have been considered to be reinvested indefinitely. These earnings relate to ongoing operations and were approximately $5.6 billion as of December 31, 2010. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the income tax liability that would be payable if such earnings were not indefinitely reinvested.